UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December [*], 2017 (July 31, 2017)

Inspyr Therapeutics, Inc.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

31200 Via Colinas, Suite 200

Westlake Village CA 91362

(Address of Principal Executive Offices)

818-661-6302

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01	Financial Statement and Exhibits.

As previously reported, on July 31, 2017, Inspyr Therapeutics, Inc. (the “Company”) acquired 100% of the capital stock of Lewis & Clark Pharmaceuticals, Inc. (“L&C”) pursuant to the terms of a share exchange agreement. This Current Report on Form 8-K/A includes the audited financial statements of L&C and the related pro forma financial statements for the Company in accordance with the provisions of Rules 8-04 and 8-05 of Regulation S-X

(a)	Financial Statements of Business Acquired

The audited financial statements of L&C for the years ended December 31, 2016 and 2015 are filed as Exhibit 99.01 to this Current Report on Form 8-K/A.

The unaudited financial statements of L&C for the six (6) months ended June 30, 2017 and 2016 are filed as Exhibit 99.02 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Statements

The unaudited pro forma financial statements of the Company for the year ended December 31, 2016 and the six months ended June 30, 2017, both giving effect to the acquisition of L&C are filed as Exhibit 99.03 to this Current Report on Form 8-K/A.

Exhibit No.	Description
99.01	Audited Financial Statements of Lewis & Clark Pharmaceuticals, Inc. for the years ended December 31, 2016 and 2015.
99.02	Unaudited Financial Statements of Lewis & Clark Pharmaceuticals, Inc. for the six months ended June 30, 2017 and 2016.
99.03	Unaudited Pro Forma Financial Statements of Inspyr Therapeutics, Inc. for the periods ended December 31, 2016 and June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2017

Inspyr Therapeutics, Inc.

By:	/s/ Christopher Lowe
Christopher Lowe
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Audited Financial Statements of Lewis & Clark Pharmaceuticals, Inc. for the years ended December 31, 2016 and 2015.
99.02	Unaudited Financial Statements of Lewis & Clark Pharmaceuticals, Inc. for the six months ended June 30, 2017 and 2016.
99.03	Unaudited Pro Forma Financial Statements of Inspyr Therapeutics, Inc. for the periods ended December 31, 2016 and June 30, 2017.